UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Memorial Drive, Suite 300 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and the exhibits attached hereto contain forward-looking statements of Syros Pharmaceuticals, Inc. (“Syros” or the “Company”) within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: the Company’s 2017 clinical and scientific goals, which include presentation of initial clinical data for SY-1425, expansion of SY-1425 clinical development to Europe and in combination with another agent, filing of an IND and initiation of clinical development of SY-1365, progress in the Company’s preclinical programs and advancements in its platform, and the ability to establish a strategic collaboration; the benefits of the Company’s gene control platform; the Company’s estimated cash and investments balance as of December 31, 2016; the Company’s anticipated non-cash operating expenses for the year ended December 31, 2017; and the period of time for which the Company expects to have capital to fund its planned operations. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including those risks described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which is on file with the Securities and Exchange Commission (“SEC”), and its other filings with the SEC. The forward-looking statements in this Form 8-K and the exhibit attached hereto represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and development will cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2016, the Company announced on January 9, 2017, that it expects to report that it had more than $83 million in cash, cash equivalents and marketable securities as of December 31, 2016.

The information contained in Item 2.02 of this Form 8-K is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2016 and its results of operations for the three months and year ended December 31, 2016. The audit of the Company’s consolidated financial statements for the year ended December 31, 2016 has not yet commenced and this audit could result in changes to the information set forth above.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 9, 2017, the Company issued a press release announcing its 2017 business goals and financial guidance. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included in this report:

Ress Reles
Exhibit No.	Description

99.1	Press Release dated January 9, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a
SYROS PHARMACEUTICALS, INC.

Date: January 9, 2017	By:	/s/ Nancy Simonian, M.D.
Nancy Simonian, M.D. President and Chief Executive Officer

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